UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________
FORM 8-K
______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 5, 2026
______________________________
QXO, INC.
(Exact name of registrant as specified in its charter)
______________________________

Delaware	001-38063	16-1633636
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five American Lane Greenwich, Connecticut	06831
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 888-998-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 per share	QXO	New York Stock Exchange
Depositary Shares, each representing a 1/20th interest in a share of 5.50% Series B Mandatory Convertible Preferred Stock, par value $0.001 per share	QXO.PRB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07             Submission of Matters to a Vote of Security Holders.
(a) 2026 Annual Meeting of Stockholders
On May 5, 2026, QXO, Inc. (the "Company") held its Annual Meeting of Stockholders, at which the Company’s stockholders considered three (3) proposals, each of which is described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on March 24, 2026 (the “2026 Proxy Statement”).
(b) Voting Results
Proposal No. 1 – Stockholders elected seven directors to hold office until the 2027 Annual Meeting of Stockholders or until their successors are duly elected and qualified. The final votes with respect to each director nominee were:

	For	Against	Abstentions	Broker Non-Votes
Brad Jacobs	697,420,464	5,134,231	211,397	68,471,492
Jason Aiken	701,193,574	1,360,735	211,783	68,471,492
Marlene Colucci	691,481,576	7,581,392	3,703,124	68,471,492
Mario Harik	699,490,909	3,070,421	204,762	68,471,492
Mary Kissel	700,149,277	2,209,873	406,942	68,471,492
Jared Kushner	694,743,033	6,270,023	1,753,036	68,471,492
Allison Landry	699,143,435	3,336,733	285,924	68,471,492
Proposal No. 2 – Stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The final votes were:

For	769,798,979
Against	1,195,792
Abstain	242,813
Broker Non-Votes	0
Proposal No. 3 – Stockholders approved the executive compensation for the Company’s named executive officers as presented in the 2026 Proxy Statement on a non-binding, advisory basis. The final votes were:

For	685,011,490
Against	17,106,083
Abstain	648,519
Broker Non-Votes	68,471,492

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2026	QXO, INC.

	By:	/s/ Christopher Signorello
Christopher Signorello
Chief Legal Officer